Exhibit 10.1

The securities offered hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state and are being offered and sold in reliance on exemptions from the registration requirements of the Securities Act and such laws. The securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and such laws. The securities have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), any state securities commission or other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of this offering. Any representation to the contrary is unlawful.

Any subscription materials included herewith are for your confidential use only and may not be reproduced.

The Crypto Company

SUBSCRIPTION AGREEMENT

Principal Investment Amount: $[________]

Subscription Shares: [_________]

This Subscription Agreement (this “Agreement”) is dated as of September ___, 2025 by and between The Crypto Company, a Nevada corporation (the “Company”), and [_________] (the “Subscriber”).

The parties agree as follows:

1. Subscription. Subject to the terms contained herein and in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable, the Subscriber hereby subscribes (the “Subscription”) to purchase from the Company, and the Company hereby agrees to issue and sell to the Subscriber a total of [________] shares (the “Subscription Shares”), of common stock of the Company, par value $0.001 per share (the “Common Stock”), in a private placement in reliance on the exemptions from registration provided under Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder (“Regulation D”) and applicable state exemptions.

2. Subscription Shares; Method of Payment. The Subscriber hereby subscribes to purchase the Subscription Shares.

3. Closing. This Agreement shall not be binding on the Company until the satisfaction of each of the Closing conditions set forth in Section 5 below and this Agreement has been accepted by the Company, which shall be evidenced by the Company countersigning this Agreement and the delivery thereof to the Subscriber. The closing of the purchase and sale of the Subscription Shares (the “Closing”) shall occur upon the delivery of the Subscriber’s signature to this Agreement to the Company and the Company’s acceptance of this Agreement and delivery of its signature hereto.

4. Subscription Irrevocable. This Subscription is irrevocable, and the Subscriber agrees it is not entitled to cancel, terminate, or revoke this Subscription.

5. Conditions to Obligations of the Company. The obligations of the Company to issue the Subscription Shares to the Subscriber at the Closing are subject to the fulfillment (or waiver by the Company), before or at the time of the Closing, of each of the following conditions:

A. Accredited Investor. The Company has a reasonable belief that the Subscriber is an “Accredited Investor” as such term is defined in Rule 501(a) of Regulation D and the purchase of the Subscription Shares is a suitable investment for the Subscriber as represented in Section 10 of this Agreement.

B. Execution of Subscriber Documents. The Subscriber will have executed and delivered (i) this Agreement, and (ii) the Subscriber Questionnaire attached hereto as Exhibit A. Together this Agreement and the Subscriber Questionnaire are hereinafter referred to as the “Investor Documents.”

C. Accuracy of the Subscriber’s Representations. The representations made by the Subscriber in this Agreement and in the Subscriber Questionnaire (which is incorporated by this reference as part of this Agreement) shall be accurate in all material respects when made and at the time of Closing.

D. Performance by the Subscriber. The Subscriber shall have duly performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement required to be performed or complied with by the Subscriber before the Closing.

6. Information Documents.

A. Receipt of Information Documents. The Subscriber has been furnished with and hereby acknowledges receipt of all of the information and documents it has requested in connection with this investment, including all reports and filings made by the Company with the Securities and Exchange Commission pursuant to Section 13(a) and Section 14 of the Securities Exchange Act of 1934, as amended (collectively, the “Information Documents”).

B. Information Document Acknowledgement. The Subscriber has reviewed (or had its legal, tax or financial advisers review) to the extent the Subscriber deemed appropriate, and understands, the contents of the Information Documents. The Subscriber acknowledges that the Company has provided the Subscriber with information about the subscription in the Subscription Shares in light of the Subscriber’s status as an “Accredited Investor” and the Subscriber’s business and financial sophistication. The Subscriber acknowledges the Information Documents do not provide all of the information that a non-accredited investor would be entitled to receive under Regulation D.

7. Representations of the Company.

A. The Company represents and warrants to the Subscriber that the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to carry on its business as proposed to be conducted and to issue the Subscription Shares to the Subscriber.

8. Covenants and Representations of the Subscriber. Knowing the Company will rely on the following information to determine the applicability of various securities laws, the suitability of the Subscriber as an investor in the Company, and for certain other purposes, the Subscriber hereby covenants, represents and warrants (as applicable) to the Company that:

A. Accredited Investor. The Subscriber is an “Accredited Investor” as such term is defined under Rule 501(a) of Regulation D.

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B. Securities Not Registered. The Subscriber understands the Subscription Shares have not been registered under the Securities Act in reliance on certain exemptions thereunder for transactions not involving any public offering or under the laws of any state, and the Subscription Shares have not been approved or disapproved by the SEC or by any other federal or state agency. The Subscriber understands that the Company is under no obligation to assist the Subscriber in complying with any exemption from registration under the Securities Act or under the securities laws of any state.

C. Risks. The Subscriber recognizes an investment in the Subscription Shares involves a significant degree of risk and understands such risks, including those set forth in the Information Documents.

D. Investment Intent. The Subscriber is acquiring the Subscription Shares subscribed hereby solely for the Subscriber’s own account for investment and not on behalf of other persons and not with a view to or for resale, division, or distribution thereof, or the grant of any participation therein. The Subscriber has no present intent to distribute or sell to any other person any of such Securities or to grant any participation therein.

E. Transfers Restricted. The Subscriber acknowledges that the Subscription Shares will be issued as “restricted securities” under the Securities Act and may not be sold or otherwise transferred until the earlier of (i) the six-month anniversary of this Agreement or (ii) registration of the Subscription Shares under the Securities Act, after which the Subscription Shares can be sold on the open market. In connection with any proposed sale or transfer of the Subscription Shares in reliance upon Rule 144 under the Securities Act, the Company may require the Subscriber to obtain, at the Subscriber’s sole cost and expense, a customary legal opinion of Company counsel at a pre-determined rate, and its transfer agent to the effect that such sale or transfer is in compliance with the Securities Act. The Subscriber agrees that any fees and expenses of counsel in preparing and delivering such opinion shall be borne by the Subscriber.

F. Restricted Securities. The Subscription Shares shall be restricted securities under the Securities Act and certificates representing the Subscription Shares (if any) will contain legends substantially as follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

G. Sophistication. The Subscriber has such knowledge and experience in business and financial matters as to be capable of evaluating the Company and the proposed activities thereof and the risks and merits of an investment in the Company and of making an informed investment decision therein.

H. Proportionality and Suitability. The Subscriber can bear the economic risk of the investment, including a complete loss thereof without impairing the Subscriber’s ability to provide for the Subscriber (and, in the case of an individual Subscriber, his or her family) in the same manner as the Subscriber was prior to making such investment. The nature and amount of the investment is suitable for the Subscriber and consistent with the Subscriber’s overall investment program and financial condition.

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I. Authorization of Agreement, etc. The Subscriber has the full capacity, power and authority to execute and deliver to the Company this Agreement and the Investor Documents. This Agreement and the Investor Documents are the legal, valid and binding obligations of the Subscriber enforceable against the Subscriber in accordance with their terms, except as such enforceability may be affected by (a) applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws and court decisions of general application, including, without limitation, statutory and other laws regarding fraudulent or preferential transfers relating to, limiting or affecting the enforcement of creditors’ rights generally; or (b) general principles of equity, including the effect of such general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions contained herein or therein and their application (regardless of whether enforcement is considered in a proceeding at law or in equity or in accordance with arbitration) as such principles relate to, limit or affect the enforcement of creditors’ rights generally.

J. Legal Representation. The Subscriber acknowledges that: (i) BakerHostetler LLP (the “Firm”), has represented the Company in connection with the offering of the Subscription Shares and assisted the Company with certain of the other documents in its capacity as counsel for the Company; (ii) the Firm does not represent the Subscriber; and (iii) the Subscriber is advised and encouraged by the Firm to seek independent counsel in connection with the Subscriber’s purchase of the Subscription Shares. The Firm is an intended third-party beneficiary of this provision.

K. Update of Representations; Reliance by the Company. All information the Subscriber has provided or will provide to the Company in connection with this Agreement is true, correct and complete as of the date of execution of this Agreement and as of the date of the Closing. The Subscriber will promptly provide to the Company written notice of any material changes in such information and such information will be true, correct and complete as of the date given and as of the date of the Closing.

L. Tax Considerations. The Subscriber is not relying on the Company or any of the Company’s professional advisers with respect to individual tax considerations involved in an investment in the Subscription Shares. The Subscriber understands and acknowledges there can be no assurances as to the tax results of an investment in the Subscription Shares.

M. Access to Information. The Subscriber has either consulted its own investment adviser, attorney or accountant about the investment in and proposed purchase of the Subscription Shares and the suitability to the Subscriber or chosen not to do so, despite the recommendation of such course of action by the Company. The Subscriber (or its professional advisers) has been provided an opportunity to ask questions of, and the Subscriber has received answers thereto that are satisfactory to the Subscriber from, the Company and its representatives regarding the Company, the Information Documents and other matters pertaining to the Company and this investment, and the Subscriber has obtained all additional information requested by the Subscriber. The Subscriber acknowledges the Subscriber has received or had the opportunity to request and review all information regarding the Company and this investment material to the Subscriber’s investment decision regarding the Subscription Shares.

N. Relationship with the Company. The Subscriber has a substantial pre-existing personal or business relationship with the Company or its representatives, affiliates or control persons to evaluate the merits and risks of his investment. The Subscriber represents that because of this personal or business relationship with the Company or its representatives, affiliates or control persons, the Subscriber has had access to information about the Company and its business.

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O. No Representations, Warranties or Covenants. None of the Company or any of its officers, directors, employees, managers, members, agents or affiliates has made any oral or written representations, warranties or covenants to the Subscriber, other than those expressly set forth herein.

9. Indemnification. The Subscriber agrees to indemnify the Company and its officers, directors, employees, managers, members, agents and affiliates and any person acting on behalf of any of the foregoing, from and against all damage, loss, penalty, liability, cost and expense (including reasonable attorneys’ fees) which any of them may incur by reason of any breach of this Agreement by the Subscriber, including, without limitation, any inaccuracy contained in the Subscriber’s representations, warranties or agreements in this Agreement.

10. Verification. The Subscriber hereby authorizes the Company to verify any of the information set forth in this Agreement. The Subscriber understands the Subscriber may be required to furnish additional information to the Company in connection with this Agreement.

11. Rejection. The Company may reject this Subscription in whole or in part in its sole discretion, and prior to the Closing may withdraw, cancel or modify the offering of the Subscription Shares.

12. Assignability. This Subscription is neither transferable nor assignable by the Subscriber.

13. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada without regard to the law of conflicts thereof.

14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, legal representatives, successors, and permitted assigns, as the case may be. If the Subscriber is more than one person, the obligations hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments contained herein shall be deemed to be made by and be binding upon each such person and his, her or its heirs, executors, administrators, legal representatives, successors, and permitted assigns, as the case may be.

15. Notices. Whenever notice is required or permitted by this Agreement to be given, such notice will be in writing and will be deemed to have been given (a) upon personal delivery, if delivered by hand, (b) three days after the date of deposit in the mail, postage prepaid, return receipt requested, if mailed by certified or registered mail, or (c) the next business day if sent by a prepaid overnight courier service, and in each case to the notice address below or to such other address or addresses as such party will have furnished to the other party in writing:

If to the Subscriber:	To the address set forth below the Subscriber’s signature.

If to the Company:	The Crypto Company
23823 Malibu Road, Suite 50477
Malibu, California 90265

Notwithstanding the foregoing, no notice to a party will be deemed received on a day that is not a business day in the jurisdiction in which notices are to be addressed to such party and any such notice will not be effective until the next succeeding business day in such jurisdiction.

16. Pronouns; Survival. Where the context so indicates in this Agreement, the masculine pronouns shall include the feminine and neuter pronouns, singular pronouns shall include the plural pronouns, and the word “person” shall include a corporation or other legal entity. The representations, warranties, covenants, and agreements contained herein shall survive the Closing.

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17. Counterparts. This Agreement may be executed in one or more counterparts, all of which will constitute one and the same instrument. This Agreement may be delivered by facsimile transmission or by scanned e-mail transmission. This Agreement will be considered to have been executed by a person if there exists a photocopy, facsimile copy, scanned copy, or a photocopy of a scanned or facsimile copy of an original hereof or of a counterpart hereof which has been signed by such person. Any photocopy, scanned copy, facsimile copy, or photocopy of facsimile copy of this Agreement or a counterpart hereof will be admissible into evidence in any proceeding as though the same were an original.

18. Entire Agreement. This Agreement and the exhibits hereto (which are incorporated herein by this reference) constitute the entire agreement between the parties hereto with respect to the subject matter hereof and specifically supersedes any prior agreement, arrangement, or understanding between the parties regarding such subject matter, whether written or oral. All section and exhibit references herein, unless specifically indicated otherwise, refer to sections of or exhibits to this Agreement.

19. Type of Ownership. The Subscriber wishes to own the Subscription Shares as follows (check one):

Separate or individual property;
Joint tenants with right of survivorship;
Tenants by the entirety;
Tenants in common;
Community property;

Trust (include name of trust, name(s) of trustee, and include a copy of the trust instrument);
Partnership (include a copy of the partnership agreement and written consent of all general partners authorizing the Subscription):
Corporation (include a copy of the articles of incorporation and corporate resolution authorizing the Subscription);
Limited liability company (include a copy of the articles of organization, operating agreement, and written consent of the manager(s) authorizing the Subscription): or
Other (indicate): ____________

20.	Name. The name(s) in which the Subscription Shares are to be held:

[Remainder of Page Intentionally Left Blank]

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The Subscriber hereby represents that he, she, or it has read this Subscription Agreement in its entirety.

By executing this Subscription Agreement, the Subscriber hereby confirms the Subscriber’s agreement with the Company and hereby agrees to be bound by all of the terms herein and by the other agreements contemplated hereby and to perform all obligations imposed thereunder upon a stockholder of the Company with respect to the subscribed Securities.

Date: September        , 2025

Subscriber

Signature

Print or Type Name

Social Security/Tax I.D. No.

Street Address

City State Zip

Daytime Telephone Number

SPECIAL INSTRUCTIONS: Individual Subscribers must list their principal place of residence rather than their office or other address on this signature page; whereas a Subscriber that is an entity must list the location of its principal office as its address on this signature page. FAILURE TO FOLLOW THESE INSTRUCTIONS MAY SUBJECT THE COMPANY TO PENALTIES UNDER FEDERAL, STATE AND OTHER APPLICABLE LAWS.

ACCEPTANCE:

SUBSCRIPTION ACCEPTED THIS ____ DAY OF SEPTEMBER, 2025

The Crypto company

Name:	Ron Levy
Title:	Chief Executive Officer

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Exhibit A

SUBSCRIBER QUESTIONNAIRE

To qualify as an accredited investor the Subscriber must satisfy the requirements of at least one of the categories listed below. Please indicate which categories apply to the Subscriber.

I hereby represent and warrant to the Company and its affiliates that I am and will be at the time of the issuance of the Subscription Shares to me (initial each appropriate line):

☐	A.	A natural person whose individual “net worth,” or joint “net worth,” with my spouse or spousal equivalent exceeds $1,000,000.

“Net Worth” for purposes of § A means the amount equal to total assets (excluding the value of my primary residence) subtracted by total liabilities (excluding the amount of indebtedness secured by my primary residence up to the fair market value of my primary residence (except if the amount of indebtedness secured by my primary residence at this time exceeds the amount of such indebtedness 60 days ago, other than as a result of the acquisition of my primary residence, the amount of such excess shall be included in total liabilities)). Indebtedness secured by my primary residence in excess of the fair market value of my primary residence will be deducted from the determination of my net worth.

☐	B.	A natural person who had individual income in excess of $200,000 in each of the two immediately preceding calendar years and who reasonably expects an individual income in excess of $200,000 in this calendar year.

☐	C.	A natural person who had a joint income with my spouse or spousal equivalent in excess of $300,000 in each of the two immediately preceding calendar years and who reasonably expects joint income with my spouse or spousal equivalent in excess of $300,000 in this calendar year.

☐	D.	A natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for accredited investor status in accordance with Rules 501(a)(10)(i-iv) of Regulation D.

☐	E.	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Subscription Shares, whose purchase is directed by a sophisticated person as defined in Rule 506(b)(2)(ii) of Regulation D.

☐	F.	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and (please check one):

☐	the investment decision has been made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or

☐	the employee benefit plan has total assets in excess of $5,000,000, or

☐	if a self-directed plan, investment decisions are made solely by persons that are accredited investors and all participants and beneficiaries in such plan are accredited investors.

☐	G.	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (the “Advisers Act”).

☐	H.	An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust, partnership, limited liability company, or an entity of a type not listed elsewhere in this questionnaire, not formed for the specific purpose of acquiring the Subscription Shares, with total assets in excess of $5,000,000.

☐	I.	A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section (3)(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

☐	J.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

☐	K.	An investment adviser that is either (a) registered under Section 203 of the Advisers Act, (b) registered under state law, or (c) exempt from registering under Section §203(l) or (m) of the Advisers Act;

☐	L.	An insurance company as defined in Section 2(a)(13) of the Securities Act.

☐	M.	An investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or a business development company as defined in Section 2(a)(48) of that Act.

☐	N.	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	O.	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

☐	P.	A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act.

☐	Q.	An entity in which all of the equity owners are accredited investors as defined in Rule 501(a) of Regulation D.

☐	R.	A “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, with assets under management in excess of $5,000,000, that is not formed for the specific purpose of acquiring the Subscription Shares, and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

☐	S.	A “family client,” as defined in rule 202(a)(11)(G)-1 of the Investment Advisers Act of 1940, of a family office meeting the requirements set forth in paragraph (Q) above and whose prospective investment in the Company is directed by such family office.

I certify that the information contained in the preceding checked statements, if applicable, is true and correct and hereby agree to notify the Company of any changes that occur in such information prior to the Company’s acceptance of this Subscription.

_________Initial Here